SSgA FUNDS

                       SUPPLEMENT DATED DECEMBER 16, 1998
         TO PROSPECTUS DATED APRIL 28, 1998 (AS REVISED APRIL 29, 1998)

                  SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND


Effective immediately, the lead portfolio manager of the SSgA International Growth Opportunities Fund is Ms. Judith Saryan, CFA, Principal of State Street Global Advisors ("SSgA"). Ms. Saryan joined State Street Bank and Trust Company in 1980. Bringing over 20 years of experience, she is a senior contributor to the investment process of the SSgA Global Fundamental research team. Ms. Saryan received her BA degree from Wellesley College with a major in economics. There are four other portfolio managers working with Ms. Saryan on the Fund.